CONSENT OF INDEPENDENT AUDITORS

We consent to the reference made to our firm under the caption "General Information--Counsel and Independent Auditors and to the use of our report dated November 12, 1999 in this Registration Statement (Form N-1A No. 811-09531) of DLJ Select Funds.


                                      ERNST & YOUNG LLP


New York, New York
July 25, 2000